UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 4, 2010

QUANTUM SOLAR POWER CORP.

(Exact name of registrant as specified in its charter)

NEVADA	000-52686
(State or other jurisdiction of incorporation)	(Commission File No.)

3900 PASEO DEL SOL

SANTA FE NM 87507

(Address of principal executive offices and Zip Code)

505-216-0725

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Resignation of Officers and Directors

On January 4, 2010 Mr. Desmond Ross resigned as President and CEO and a Director of the Registrant.

Appointment of Officer and Director

Daryl J. Ehrmantraut, President and Director

On January 4, 2010 Daryl J. Ehrmantraut was appointed to the Board of Directors of the Registrant in the capacity of President and CEO of the Registrant.

Biographical Information: Daryl Ehrmantraut

CEO Elemetric Instruments

(Electrical/Electronic Manufacturing industry)

2005 — Present (5 years)

Elemetric Instruments, LLC. is a manufacturer of state of the art instruments and plasma devices for various applications including elemental detection, sample introduction, handheld monitoring and plasma based instrumentation. Elemetric has commercialized sophisticated Los Alamos National Laboratory technologies to provide industry, university, and government customers with previously unattainable capabilities in on-line real-time process monitoring, on-site environmental analysis, and extraordinary flexibility in university teaching and research environments. Elemetric has offices in Los Alamos and Santa Fe, NM, USA.

President

Triton Technology

(Privately Held; 1-10 employees; Information Technology and Services industry)

2002 — 2003 (1 year )

VP Sales and Marketing, Bfound Business Unit

Signalsoft Corp

(Electrical/Electronic Manufacturing industry)

1999 — 2001 (2 years)

            President

Osiris Systems Corporation

(Privately Held; 1-10 employees; Computer Software industry)

1990 — 1999 (9 years)

Branch Sales Manager

Wang

(Public Company; 10,001 or more employees; Computer Hardware industry)

1989 — 1990 (1 year)

District Manager

Sun Microsystems

(Electrical/Electronic Manufacturing industry)

1986 — 1989 (3 years)

Regional Manager

Sperry Univac

(Public Company; 10,001 or more employees; UIS; Computer Hardware industry)

1972 — 1986 (14 years)

Daryl Ehrmantraut’s Specialties:

• Product Development • Vendor Management • Developing Channel Strategies • Building Scaleable Organizations • Process and Workflow Design • Quality Leadership & Training • Managing Operating Plan & Budget • Negotiating & Closing Deals • Developing New Business • Marketing Strategy Creation • Growing Revenue & Profit • Leading & Developing Teams

ITEM 9.01	Exhibits

99.1 Directors Resolution Appointing Daryl J. Ehrmantraut to the Board of Directors

99.2    Directors Resolution Appointing Daryl J. Ehrmantraut as an Officer

99.3    Directors Resolution accepting the resignation of Desmond Ross

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 8th day of January 2010

QUANTUM SOLAR POWER CORP.

BY:	/s/ Daryl J. Ehrmantraut
Daryl J. Ehrmantraut, President CEO and Director